June 11, 2020

The Chartwell Funds

Supplement to Statement of Additional Information

Dated March 1, 2020

This supplement updates certain information in the Statement of Additional Information (the “SAI”) of the Chartwell Income Fund (formerly, Berwyn Income Fund), Chartwell Mid Cap Value Fund, Chartwell Short Duration High Yield Fund, Chartwell Small Cap Growth Fund, Chartwell Small Cap Value Fund (each a “Fund” and together the “Funds”) to revise information contained therein as described below.

1.	Change in the Portfolio Holdings Information

Effective as of June 30, 2020, the Funds will post their top-ten portfolio holdings on the Fund’s website at 10-days after month-end therefore the section “Portfolio Holdings Information” beginning on page 45 of the SAI is hereby deleted and replaced as follows:

PORTFOLIO HOLDINGS INFORMATION

The Trust has adopted policies and procedures regarding disclosure of portfolio holdings information (the “Disclosure Policy”). The Disclosure Policy applies to the Funds, the Advisor and other internal parties involved in the administration, operation or custody of the Funds, including, but not limited to Ultimus, the Board of Trustees, counsel to the Trust, Stradley Ronon, and the Fund’s independent registered public accounting firm, BBD, LLP (collectively, the “Service Providers”). Pursuant to the Disclosure Policy, non-public information concerning the Funds’ portfolio holdings may be disclosed only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Advisor to the Funds’ shareholders. The Funds and their Service Providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Advisor or any affiliated person of the Advisor) in connection with the disclosure of portfolio holdings information of the Funds. The Disclosure Policy is implemented and overseen by the Chief Compliance Officer of the Trust, subject to the oversight of the Board of Trustees.

The Trust’s Chief Compliance Officer and staff are responsible for monitoring the disclosure of portfolio holdings information and ensuring that any such disclosures are made in accordance with the Disclosure Policy. The Board has, through the adoption of the Disclosure Policy, delegated the monitoring of the disclosure of portfolio holdings information to the Advisor’s compliance staff. The Board reviews the Disclosure Policy for operational effectiveness and makes revisions as needed, in order to ensure that the disclosures are in the best interest of the shareholders and to address any conflicts between the shareholders of the Funds and those of the Advisor or any other affiliate of the Funds.

In accordance with the Disclosure Policy, the Funds will disclose its portfolio holdings periodically, to the extent required by applicable federal securities laws. These disclosures include the filing of a complete schedule of the Funds’ portfolio holdings with the SEC semiannually on Form N-CSR and following the Funds’ first and third fiscal quarters, on Form N-PORT. These filings are available to the public through the EDGAR Database on the SEC’s Internet website at: http://www.sec.gov. The Fund also posts its top-ten portfolio holdings on its website at www.chartwellip.com 10 days after month-end. The Trust’s Chief Compliance Officer (or designee) will conduct periodic reviews of compliance with the procedures established by the Disclosure Policy.

The Funds may disclose portfolio holdings information to Service Providers and ratings and evaluation agencies that have a legitimate business need for such information. The Trust’s service arrangements with each of these entities include a duty of confidentiality (including appropriate limitations on trading) regarding portfolio holdings data by each entity and its employees, either by law or by contract.

The Funds’ portfolio holdings information also may be released to other selected third parties only when the Funds have a legitimate business purpose for doing so and the recipients are subject to a duty of confidentiality (including appropriate related limitations on trading), either through the nature of their relationship with the Funds or through a confidentiality agreement.

The Advisor and its affiliates provide investment advice to clients other than the Funds that have investment objectives that may be substantially similar to those of the Funds. These clients also may have portfolios consisting of holdings substantially similar to those of the Funds and generally have access to current portfolio holdings information for their accounts. These clients do not owe the Advisor or the Funds a duty of confidentiality with respect to disclosure of their portfolio holdings.

As of the date of this SAI, the Trust or the Funds have ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) the Advisor and Ultimus (the Trust’s Administrator) and the Custodian pursuant to investment management, administration and custody agreements, respectively, under which the Trust’s portfolio holdings information is provided daily on a real-time basis (i.e., with no time lag); (ii) Institutional Shareholder Services (“ISS”) pursuant to a proxy voting agreement under which the Funds’ portfolio holdings information is provided bi-weekly; (iii) BBD, LLP (independent registered public accounting firm), Stradley Ronon (legal counsel) and other professionals engaged by the Trust to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information; and (iv) Morningstar, Inc., Lipper Inc., Thomson Financial, Vickers Stock Research Corporation, and Bloomberg L.P., to which the Fund’s portfolio holdings information is provided within 10 days after month-end.

Further Information

For further information, please contact the Funds toll-free at 1-888-995-5505. You may also obtain additional copies of the Funds’ Prospectus, Summary Prospectus, and Statement of Additional Information, free of charge, by writing to the Funds c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246, by calling the Funds toll-free at the number above or by visiting the Funds’ website at https://www.chartwellip.com.

Please retain this Supplement for future reference.